UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01	Regulation FD Disclosure.

The attached handout contains information that members of Union First Market Bankshares (the “Company”) management will use during visits with investors, analysts, and other interested parties to assist their understanding of the Company through the first quarter of 2013. Other presentations and related handouts will be made available as they are presented during the year. This handout is also available at the Other Documents link in the Investor Relations section of the Company’s web site at www.ubsh.com.

The handout is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The handout is attached as Exhibit 99.1 and is being furnished, not filed, under item 7.01 of this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Union First Market Bankshares Corporation investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: February 12, 2013	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and Chief Financial Officer